EXHIBIT 99.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of PanAmerican Bancorp, a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the “Form 10-QSB”) that:

(1)	the Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2002	s/ Philip C. Modder President

(chief executive officer) through 6/23/02

Dated: August 13, 2002	s/ Floyd D. Harper

Floyd D. Harper, Vice President and Secretary
(chief financial officer)